--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2007

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

       Georgia                        0-23340                    62-0342590
------------------------      ------------------------       -------------------
(State of Incorporation)       Commission File Number          (IRS employer


         504 Thrasher Street,
           Norcross, Georgia                                        30071
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of New Director

     On November 2, 2007, the board of directors of Rock-Tenn Company appointed Bettina M. Whyte as a director of the Company to hold office until the annual meeting of shareholders of the Company in 2009, or until her successor is qualified and elected. A copy of the November 6, 2007 press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1 November 6, 2007 Press Release



                                       ###

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007
                                               ROCK-TENN COMPANY


                                               By: /s/ Steven C. Voorhees
                                                   -----------------------------
                                                   Steven C. Voorhees
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer,
                                                   Principal Accounting Officer
                                                   and duly authorized officer)